UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

FORTUNE RISE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

48 Bridge Street, Building A, Metuchen, NJ 08840
(Address of principal executive offices)

909-214-2482

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	FRLAU	The Nasdaq Global Market LLC
Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Global Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 2, 2021, the Registration Statement on Form S-1 (File No. 333-256511) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Fortune Rise Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 5, 2021 the Company consummated the IPO of 9,775,000 units (including 1,275,000 units issued upon the full exercise of the over-allotment option, the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $97,750,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 545,500 shares of Class A Common Stock (the “Private Placement Shares”) including 505,500 shares to the Company’s sponsor, Fortune Rise Sponsor LLC (the “Sponsor”) and 40,000 shares to U.S. Tiger Securities and EF Hutton, a division of Benchmark Investment LLC, two representatives of the several underwriters (each, a “Representative”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $5,455,000. The Private Placement Shares are identical to the shares of Class A Common Stock sold as part of the Units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

The Company also completed the private sale of 120,000 shares of Class A Common Stock (the “Representative Shares”) to the Representatives, U.S. Tiger Securities and EF Hutton, a division of Benchmark Investment LLC, at a purchase price of $10.00 per share, generating gross proceeds to the Company of $1,200,000.

The Sponsor also agreed to transfer 389,500 shares of Class B common stock of the Company, par value $0.0001 per share (“Founder Shares”) to certain directors and officers at closing of the IPO.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated November 2, 2021, among the Company, US Tiger Securities, Inc., and EF Hutton, division of Benchmark Investments, LLC., as representatives of the several underwriters;

●	a Warrant Agreement, dated November 2, 2021, between the Company and VStock Transfer, LLC, as warrant agent;

●	a Private Placement Shares Purchase Agreement, dated November 2, 2021, between the Company and the Sponsor;

●	a Private Placement Shares Purchase Agreement, dated November 2, 2021, among the Company and the Representatives;

●	a Security Assignment Agreement, dated November 2, 2021, among the Company’s Sponsor and certain directors and officers of the Company;

●	an Investment Management Trust Agreement, dated November 2, 2021, between the Company and Wilmington Trust, National Association, as trustee;

●	a Registration Rights Agreement, dated November 2, between the Company, the Sponsor and certain other security holders of the Company;

●	a Letter Agreement, dated November 2, 2021, between the Company, the Sponsor and certain security holders named therein;

●	Indemnity Agreements, dated November 2, 2021, between the Company and each of its officers and directors.

The Underwriting Agreement is included as Exhibit 1.1, the Warrant Agreement is included as Exhibit 4.1, the Letter Agreement, Investment Management Trust Agreement, Registration Rights Agreement, and form of Indemnity Agreement are included as Exhibits 10.1, 10.2, 10.3, and 10.5 respectively, the Private Placement Shares Purchase Agreements between the Company and the Sponsor, the Private Placement Shares Purchase Agreements between the Company and the Representatives, and the Securities Assignment Agreement are included as Exhibits 10.4, 10.6, 10.7 respectively, hereto, and each such exhibits are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 545,500 Private Placement Shares to the Sponsor and two Representatives at a purchase price of $10.00 per Private Placement Share, among which, the Sponsor purchased 505,00 Private Placement Shares and two Representatives purchased 40,000 Private Placement Shares, generating gross proceeds to the Company of $5,455,000. The Private Placement Shares are identical to the shares of Class A Common Stock sold as part of the Units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 2, 2021, in connection with the effectiveness of the Registration Statement, David Xianglin Li, Michael Davidov, and Norman C. Kristoff became directors of the Company. In addition, pursuant to the amended and restated certificate incorporation of the Company, the board of directors was classified and the term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2022 annual general meeting – Michael Davidov; Class II, with a term expiring at the 2023 annual general meeting –Norman Kristoff and David Xianglin Li; and Class III, with a term expiring at the 2024 annual general meeting – Lei Xu, Lei Huang.

The board has determined that each of Messrs. Li, Davidov, and Kristoff are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Davidoff qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Messrs. Li, Davidov, and Kristoff will serve as members of the audit committee, with Mr. Davidov serving as chair of the audit committee.

Substantially concurrently with the closing of the IPO (including the full exercise of over-allotment option), the Sponsor transferred 20,000 shares of Class B Common Stock to each of Messrs. Li, Davidov, and Kristoff at the same price originally paid by the Sponsor for such shares and 383,750 shares to officers and secretary, pursuant to a certain securities transfer agreement (the “Securities Transfer Agreement”) dated November 2, 2021 among independent directors, officers, secretary and the sponsor. The Company will reimburse the directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The Securities Assignment Agreement is included as Exhibits 10.7 hereto, and incorporated by reference herein.

Item 5.03	Amendments to Certificate of Incorporation.

On October 28, 2021, the Company adopted its Second Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

A total of $99,705,000, comprised of $97,750,000 of the proceeds from the IPO (which amounts includes $3,421,250 of the underwriter’s deferred underwriting fee pursuant to the Agreement), and $1,955,000 of the proceeds from the Private Placement Shares, were placed in a U.S.-based trust account maintained by Wilmington Trust, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Second Amended and Restated Certificate of Incorporation to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 12 months (or up to 18 months from the consummation of this offering if we exend the period of time to consummate a business combination as described in more detail in the Prospectus) from the closing of the IPO, subject to applicable law.

On November 2, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 5, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated November 2, 2021, among the Registrant, US Tiger Securities, Inc., and EF Hutton, division of Benchmark Investments, LLC, as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, dated October 28, 2021.

4.1	Warrant Agreement, dated November 2, 2021, between the Registrant and VStock Transfer, LLC, as warrant agent.

10.1	Letter Agreement, dated November 2, 2021, among the Registrant and certain security holders.

10.2	Investment Management Trust Agreement, dated November 2, 2021, between the Registrant and Wilmington Trust, National Association, as trustee.

10.3	Registration Rights Agreement, dated November 2, 2021, among the Registrant, certain security holders.

10.4	Private Placement Shares Purchase Agreement, dated November 2, 2021, between the Registrant and the Underwriters.

10.5	Form of Indemnity Agreements, dated November 2, 2021, between the Registrant and each of its directors and officers.

10.6	Private Placement Shares Purchase Agreement, dated November 2, 2021, between the Registrant and the Sponsor.

10.7	Securities Assignment Agreement, dated November 2, 2021, among Fortune Rise Sponsor LLC, and certain directors and officers of the Registrant.

99.1	Press Release, dated November 2, 2021.

99.2	Press Release, dated November 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer

Date: November 5, 2021